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GUARANTY AGREEMENT

Perma-Fix of Florida, Inc.
Perma-Fix of Fort Lauderdale, Inc.
Perma-Fix of Dayton, Inc.
Perma-Fix Treatment Services, Inc.
Perma-Fix of Memphis, Inc.
Perma-Fix, Inc.
Perma-Fix of New Mexico, Inc.
Reclamation Systems, Inc.
Industrial Waste Management, Inc.
Schreiber, Yonley & Associates
Mintech, Inc.
Perma-Fix of Orlando, Inc.
Perma-Fix of South Georgia, Inc.
Perma-Fix of Michigan, Inc.
Diversified Scientific Services, Inc.
East Tennessee Materials & Energy Corporation

Dated as of July 31, 2001

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1.5. Subordination of Claims Against

Schedule of Subsidiaries

GUARANTY AGREEMENT

          GUARANTY AGREEMENT, dated as of July 31, 2001, made by each of the subsidiaries of Perma-Fix Environmental Services, Inc., a Delaware corporation (the "Company"), listed in the attached schedule (collectively, the "Guarantors").

W I T N E S S E T H :

          WHEREAS, Company has entered into a Note and Warrant Purchase Agreement, dated as of July 31, 2001 (as amended or supplemented from time to time, the "Note Agreement"), with the purchasers referred to in such agreement (collectively, the "Purchasers"), providing, among other things, for issuance by the Company of up to $5,625,000 aggregate principal amount of its 13.50% Senior Subordinated Notes due 2006 (the "Notes") to the Purchasers;

          WHEREAS, each of the Guarantors is a wholly-owned subsidiary of the Company or a wholly-owned subsidiary of such a subsidiary, as indicated in the attached Schedule;

          WHEREAS, to induce the Purchasers to purchase the Notes and in consideration of the Purchasers' agreement to purchase the Notes, the Guarantors are entering into this Agreement and the Guaranty provided for herein;

          WHEREAS, capitalized terms not otherwise defined herein shall have the meanings specified therefor in the Note Agreement.

          NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereto agree as follows:

          1. Guaranty.

          1.1. Guaranty of Each of the Guarantors. The Guarantors, jointly and severally, unconditionally and irrevocably guarantee to each holder from time to time of any of the Notes:

     (a) the due, prompt and complete payment by the Company of the principal of and interest on, and any other amount (including obligations which would become due except for the automatic stay under Section 362(a) of the federal Bankruptcy Code) due under, the Notes, whether now existing or hereafter arising, when and as the same shall become due and payable (whether at stated maturity or by prepayment or by declaration or otherwise) in accordance with the terms of the Notes and of the Note Agreement; and

     (b) the due, prompt and faithful performance of, and compliance with, all obligations, covenants, terms, conditions and undertakings of the Company contained in the Notes and the Note Agreement and in any other agreement or document executed by the Company pursuant to the Note Agreement (the Note Agreement, the Notes and such other agreements and documents being sometimes collectively hereinafter referred to as the "Guaranteed Documents", and the amounts payable by the Company under any of the Guaranteed Documents and all other obligations of the Company thereunder being sometimes collectively hereinafter referred to as the "Guaranteed Obligations").

          This guaranty is a guaranty of payment, performance and compliance and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by the Company or upon any other event, contingency, circumstance or condition whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable or to perform or comply with any other Guaranteed Obligation, whether or not such failure or inability shall constitute an "Event of Default" under any Guaranteed Document, the Guarantors, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the holders of the Notes entitled thereto under the terms of such Guaranteed Document, in lawful money of the United States, at the place specified in the Note Agreement, or perform or comply with such Guaranteed Obligations or cause such Guaranteed Obligations to be performed or complied with, together with interest on any amount due and owing from the Company at the rate applicable under the Guaranteed Documents from the date the same becomes due and payable to the date of payment. The Guarantors, promptly after demand, will reimburse to each holder of the Notes all costs and expenses of collecting such amounts or otherwise enforcing the Note Agreement, including, without limitation, the reasonable fees and expenses of counsel.

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          1.2. Guarantors' Obligations Unconditional. The obligations of the Guarantors under this Agreement are primary, irrevocable, absolute and unconditional obligations of the Guarantors, are not subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim the Guarantors or any other Person may have against the Company or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not any Guarantor or the Company shall have any knowledge or notice thereof), including, without limitation, in each case, to the extent permitted by law:

     (a) any amendment of or change in, or waiver of, any of the Guaranteed Documents;

     (b) any furnishing, acceptance or release of, or any defect in, any security for any of the Guaranteed Obligations;

     (c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Guaranteed Documents or any other instrument or agreement referred to in section 1.1 above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a default or an "Event of Default" under any Guaranteed Document;

     (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Guaranteed Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Guaranteed Documents or any other instrument or agreement referred to in section 1.1 above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

     (e) any failure, omission or delay on the part of the holder of any of the Notes to enforce, assert or exercise any right, power or remedy conferred on it in the Note

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Agreement, or any such failure, omission or delay on the part of such holder in connection with any Guaranteed Document, or any other action on the part of such holder;

     (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshalling of assets and liabilities or similar proceedings with respect to the Company, any Guarantor or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

     (g) any limitation on the liability or obligations of the Company or any other Person under any of the Guaranteed Documents, or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Guaranteed Documents or any other agreement or instrument referred to in section 1.1 above or any term hereof;

     (h) any merger or consolidation of the Company or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other Person;

     (i) any change in the ownership of any shares of capital stock of the Company, or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

     (j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any of the Guaranteed Obligations; or

     (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Guarantors (other than a defense of payment or performance).

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           1.3. Full Recourse Obligations. Except as provided herein, the obligations of the Guarantors set forth herein constitute the full recourse obligations of each of the Guarantors enforceable against it to the full extent of all its assets and properties.

           1.4. Independent Obligations; Waiver. The obligations of the Guarantors set forth in this Agreement are independent of the Guaranteed Obligations or any other obligations of any other Person under the Guaranteed Documents. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, the Company or any other Person, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, the Company or any other Person and whether or not any other Guarantor, the Company or any other Person may be joined in any such action or actions. The Guarantors unconditionally waive, to the extent permitted by applicable law, (a) notice of any of the matters referred to in section 1.2, (b) notice to the Guarantors of the incurrence of any of the Guaranteed Obligations, notice to the Guarantors or the Company of any breach or default by the Company with respect to any of the Guaranteed Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of any holder of any of the Notes against the Guarantors, (c) presentment to or demand of payment from the Company or the Guarantors with respect to any Note or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion, exercise or exhaustion by any holder of any of the Notes of any right, power, privilege or remedy conferred in the Note Agreement or any other Guaranteed Document or otherwise, (e) any requirement of diligence on the part of any holder of any of the Notes, (f) any requirement to mitigate the damages resulting from any default under any Guaranteed Document, (g) any notice of any sale, transfer or other disposition of any right or title to or interest in any Note by any holder thereof or in any other Guaranteed Document, (h) any release of the Guarantors from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder and (i) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against the Guarantors.

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          1.5. Subordination of Claims Against Company; Subrogation. (a) Each Guarantor agrees to subordinate and does hereby subordinate any and all claims it may have against the Company (whether or not evidenced by promissory notes or other evidences of indebtedness or carried as intercompany accounts, whether for monies advanced, services performed or goods sold and delivered, whether for an indeterminate sum, a sum certain or a contingent claim) now existing or hereafter arising to any and all Guaranteed Obligations. Each Guarantor further agrees that until all Guaranteed Obligations and any amount owing hereunder shall have been paid and satisfied in full, each Guarantor shall not be entitled to receive any payments of or on account of the principal amount of any claim against the Company which is subordinated hereby. Each Guarantor undertakes to deliver such further documents as a holder of any of the Notes may request reasonably evidencing such subordination without reducing or affecting in any manner the liability of each Guarantor under the other provisions of this Agreement.

          (b) Upon the payment in full of all principal of and interest on the Notes and any other amounts payable by the Company under the Guaranteed Documents, the Guarantors shall be subrogated to the rights of the holders of the Notes in respect of any payment or other obligation with respect to which an amount has been payable by the Guarantors hereunder. The Guarantors shall not seek to exercise any rights of subrogation, reimbursement or indemnity arising from payments made by the Guarantors pursuant to the provisions of this Agreement until the full and complete payment or performance and discharge of the Guaranteed Obligations.

           1.6. Effect of Bankruptcy Proceedings, etc.  (a) This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment made by any Person on account of any of the sums due any holder of any of the Notes pursuant to the terms of the Notes, the Note Agreement or any other Guaranteed Document is rescinded or must otherwise be restored or returned by such holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other Person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other Person

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or any substantial part of its property, or otherwise, all as though such payment had not been made.

          (b) If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other Person of any case or proceeding contemplated by section 1.6(a) then, for the purpose of defining the obligation of the Guarantors under this Guaranty, the maturity of the principal amount of the Notes shall be deemed to have been accelerated with the same effect as if an acceleration had occurred in accordance with the terms of the Note Agreement, and the Guarantors shall forthwith pay such principal amount, all accrued and unpaid interest thereon and any other amounts guaranteed hereunder without further notice or demand.

          1.7. Endorsement on Notes. The Guarantors will execute the guaranty appended to each Note upon the issuance of such Note. If any Note shall be issued in exchange for or in replacement of any other Note pursuant to the Note Agreement, the Guarantors will execute on the Note so issued its guaranty substantially identical to that set forth on the Note so exchanged. The absence of any such guaranty on any Note shall not, however, affect the obligations of the Guarantors hereunder.

          1.8. Term of Guaranty. This Guaranty and all guarantees, covenants and agreements of the Guarantors contained herein shall continue in full force and effect and shall not be discharged until such time as all of the amounts due under the Notes shall be paid in full.

          2. Maximum Liability. The liability of each of the Guarantors under this Agreement shall not exceed the greater of (a) the net benefit realized by such Guarantor or any Subsidiary of such Guarantor from the proceeds of the issuance of the Notes and (b) the greater of (i) 95% of the Adjusted Net Assets of such Guarantor on the date of this Agreement and (ii) 95% of the Adjusted Net Assets of such Guarantor on the date of any payment hereunder. For purposes of this Agreement, the term "Adjusted Net Assets" means, with respect to each of the Guarantors at any date of determination, the lesser of (x) the amount by which the fair value of the property and assets of such Guarantor exceeds the total amount of liabilities (including, without limitation,

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contingent liabilities but excluding liabilities under the Guaranteed Documents) of such Guarantor at such date and (y) the amount by which the present fair salable value of the property and assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (excluding the Guaranteed Obligations), as they become absolute and matured.

          3. Senior Subordination Agreement. The obligations of the Guarantors hereunder with respect to the Note Agreement and the Notes shall be subordinate and junior in right of payment to all "Obligations" (as defined in the Senior Subordination Agreement) to the extent and in the manner provided in the Senior Subordination Agreement.

          4. Representations and Warranties. The Guarantors hereby jointly and severally represent and warrant as follows:

     (a) Organization, Standing, etc.; Enforceability. Each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and each has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to enter into and to carry out the terms of this Agreement. This Agreement has been duly authorized by all necessary corporate action on the part of each Guarantor and has been duly executed and delivered by each Guarantor and constitutes the legal, valid and binding obligation of each Guarantor, enforceable against it in accordance with its respective terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer and similar laws of general application relating to or affecting the rights and remedies of creditors.

     (b) Qualification. Each Guarantor is duly qualified and in good standing as a foreign corporation duly authorized to do business in each jurisdiction (other than the jurisdiction of its incorporation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary and in

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which the failure so to qualify would have a materially adverse effect on the Company and the Guarantors, taken as a whole.

     (c) Compliance with Other Instruments, etc. The execution, delivery and performance of this Agreement by each Guarantor will not result in any violation of or be in conflict with or constitute a default under any term of its certificate or articles of incorporation or by-laws or other governing instrument, any agreement or instrument to which such Guarantor is a party or by which it or any of its properties or assets is bound, or any term of any applicable law, ordinance, rule or regulation of any governmental authority or any term of any applicable order, judgment or decree of any court, arbitrator or governmental authority, the effect of which would be materially adverse to the Company and the Guarantors, taken as a whole.

     (d) Governmental Consents, etc. No consent, approval or authorization of, or declaration or filing with, any governmental authority on the part of any Guarantor is required for the valid execution and delivery of this Agreement and the due performance of the obligations of the Guarantors under this Agreement.

     (e) Litigation. There is no action, proceeding or investigation pending or threatened (or any basis therefor known to any of the Guarantors) which questions the validity of this Agreement, or any action taken or to be taken pursuant to this Agreement, or which might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs, condition (financial or otherwise), properties or assets of the Company and the Guarantors, taken as a whole.

          5. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered by messenger or overnight courier or sent by fax or mailed by first-class mail, postage prepaid, addressed, (a) if to any Purchaser, at the address set forth in Schedule A of the relevant Note Agreement, or at such other address as a Purchaser shall from time to time designate in writing to the Company, (b) if to any Guarantor, to 1940 NW 67th Place, Gainseville, Florida 32653, 352-373-0040 (fax), Attention: Chief Financial Officer, or at such other

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address as such Guarantor shall from time to time designate in writing to the Purchasers. Any notice so addressed shall be deemed to be given when so delivered or sent or, if mailed, on the third business day after being so mailed.

           6. Amendments, etc. No amendment, alteration, modification or waiver of any term or provision of this Agreement, nor consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the holders of all of the Notes at the time outstanding, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          7. Submission to Jurisdiction. Each Guarantor, for itself and its successors and assigns, hereby irrevocably (a) agrees that any legal or equitable action, suit or proceeding against such Guarantor arising out of or relating to this Agreement or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in any state or federal court in the State of New York, (b) waives any objection which it may now or hereafter have to the venue of any action, suit or proceeding, and (c) irrevocably submits itself to the nonexclusive jurisdiction of any state or federal court of competent jurisdiction in the State of New York for purposes of any such action, suit or proceeding. Each Guarantor waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified in section 5, and service so made shall be deemed completed on the third business day after mailing. Nothing contained in this section 7 shall be deemed to affect the rights of the Purchasers or any subsequent holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any jurisdiction.

          8. Survival. All warranties, representations and covenants made by the Guarantors herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Purchasers and shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Purchasers or on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Guarantors hereunder.

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          9. Further Assurances. Each Guarantor hereby agrees to execute and deliver all such instruments and take all such action as any holder of the Notes may from time to time reasonably request in order to effectuate fully the purposes of this Agreement and to establish and perfect the rights and remedies intended to be created in favor of the holders of the Notes hereunder or under any of the Guaranteed Documents.

          10. Miscellaneous. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect. The section and paragraph headings in this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Agreement. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

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          IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty Agreement to be duly executed as of the day and year first above written.

                              PERMA-FIX OF FLORIDA, INC.

                                                                           By:
                                                                                    Name:
                                                                                   Title:

                              PERMA-FIX OF FORT LAUDERDALE, INC.

                                                                           By:
                                                                                   Name:
                                                                                   Title:

                                                                           PERMA-FIX OF DAYTON, INC.

                                                                            By:
                                                                                    Name:
                                                                                    Title:

                                                                          PERMA-FIX TREATMENT SERVICES, INC.

                                                                           By:
                                                                                   Name:
                                                                                   Title:

                                                                          PERMA-FIX OF MEMPHIS, INC.

                              By:
                                                                                   Name:
                                                                                   Title:

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                                                                           PERMA-FIX, INC.

                                                                            By:
                                                                                     Name:
                                                                                    Title:

                                                                           PERMA-FIX OF NEW MEXICO, INC.

                                                                           By:
                                                                                    Name:
                                                                                    Title:

                                                                           RECLAMATION SYSTEMS, INC.

                                                                             By:
                                                                                     Name:
                                                                                     Title:

                                                                             INDUSTRIAL WASTE MANAGEMENT, INC.

                                                                               By:
                                                                                       Name:
                                                                                       Title:

                                                                              SCHREIBER, YONLEY & ASSOCIATES

                                                                                By:
                                                                                        Name:
                                                                                        Title:

                                                                               MINTECH, INC.

                                                                                By:
                                                                                        Name:
                                                                                        Title:

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                                                                               PERMA-FIX OF ORLANDO, INC.

                                                                                 By:
                                                                                         Name:
                                                                                         Title:

                                                                               PERMA-FIX OF SOUTH GEORGIA, INC.

                                                                                  By:
                                                                                          Name:
                                                                                          Title:

                                                                                PERMA-FIX OF MICHIGAN, INC.

                                                                                 By:
                                                                                         Name:
                                                                                         Title:

                                                                                 DIVERSIFIED SCIENTIFIC
                                                                                        SERVICES, INC.

                                                                                   By:
                                                                                            Name:
                                                                                            Title:

                                                                                  EAST TENNESSEE MATERIALS
                                                                                   AND ENERGY CORPORATION

                                                                                    By:
                                                                                            Name:
                                                                                            Title:

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Schedule of Subsidiaries
Subsidiary	Jurisdiction of Formation	Ownership
Perma-Fix of Florida, Inc. ("PFF")	Florida	100% by Company
Perma-Fix of Fort Lauderdale, Inc. ("PFL")	Florida	100% by Company
Perma-Fix of Dayton, Inc. ("PFD")	Ohio	100% by Company
Perm-Fix Treatment Services, Inc. ("PFTS")	Oklahoma	100% by Company
Perma-Fix of Memphis, Inc. ("PFM")	Tennessee	100% by Company
Perma-Fix, Inc. ("PFI")	Oklahoma	100% by Company
Perma-Fix of New Mexico, Inc. ("PFNM")	New Mexico	100% by PFI
Reclamation Systems, Inc. ("RSI")	Oklahoma	100% by PFI
Industrial Waste Management, Inc. ("IWM")	Missouri	100% by Company
Schreiber, Yonley & Associates ("SYA")	Missouri	100% by IWM
Mintech, Inc.	Oklahoma	100% by PFI
Perma-Fix of Orlando, Inc. ("PFO")	Florida	100% by Company
Perma-Fix of South Georgia, Inc. ("PFSG")	Georgia	100% by Company
Perma-Fix of Michigan, Inc. ("PFMI")	Michigan	100% by Company
Diversified Scientific Services, Inc. ("DSSI")	Tennessee	100% by Company
East Tennessee Materials & Energy Corporation ("M&EC")	Tennessee	100% by Company

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